Exhibit 99

       CREDIT | FIRST                                              July 15, 2005
       SUISSE | BOSTON

             Wells Fargo Mortgage Backed Securities 05-AR15 Trust
                                    Issuer

                                WFMBS 05-AR15
                         $[500,000,000] (Approximate)

--------------------------------------------------------------------------------
Deal Information:
   Deal Settlement:                Aug [23], 2005
   Investor Settlement:            Aug [31], 2005

Approximate Collateral
Charateristics:
   Group:                          [1]
   Size:                           $500.00MM (+/- 10%)
   Originator:                     [Wells Fargo]
   Gross WAC:                      5.402 (+/- 7 bps)
   Net WAC:                        5.142 (+/- 7 bps)
   Index:                          100% 1yr CMT
   W.A. Gross Margin:              2.75 (+/- 5 bps)
   W.A. Net Margin:                2.49 (+/- 5 bps)
   W.A. Months to Roll:            82 (+/- 2)
   Caps:                           5/2/5 on an annualized basis
   WAM:                            358  (+/- 2)
   Interest Only Loans:            84.0%
   Average Balance:                $436K (+/- $50,000)
   CA:                             42.0% (+/- 5.00%)
   W.A. Original LTV:              72.0% (+/- 5.00%)
   W.A. Credit Score:              741.0 (+/- 5)
   Full/Alt. Doc.:                 53.0% (+/- 5.00%)
   Owner Occupancy:                95.0% (+/- 5.00%)
   Cash-out Refi.:                 21.0% (+/- 5.00%)
   SFD:                            85.0% (+/- 5.00%)

Seniors:
   Size:                           $480.25 MM (+/- 10%)
   Coupon:                         5.142
   Expected Rating:                AAA / Aaa - S&P / Moody's / Fitch OR
                                                                     --
                                   Dominion (2 of 4)
   Estimated Credit Support:       3.95% (+/- 100 bps)
   Structure:                      Cross-collateralized
                                   Senior/Subordinate Shifting Interest
   Call:                           10%
--------------------------------------------------------------------------------
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC ("CSFB") and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful to registration under the securities laws of such jurisdiction. The securities may not be sold nor an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

       CREDIT | FIRST                                              July 15, 2005
       SUISSE | BOSTON


             Wells Fargo Mortgage Backed Securities 05-AR15 Trust
                                    Issuer

                           WFMBS 05-AR15 - GROUP 2
                         $[200,000,000] (Approximate)

--------------------------------------------------------------------------------
Deal Information:
   Deal Settlement:                Aug [23], 2005
   Investor Settlement:            Aug [31], 2005

Approximate Collateral
Charateristics:
   Group:                          [2]
   Size:                           $200.00MM (+/- 10%)
   Originator:                     [Wells Fargo]
   Gross WAC:                      5.403 (+/- 7 bps)
   Net WAC:                        5.143 (+/- 7 bps)
   Index:                          100% 1yr CMT
   W.A. Gross Margin:              2.75 (+/- 5 bps)
   W.A. Net Margin:                2.49 (+/- 5 bps)
   W.A. Months to Roll:            82 (+/- 2)
   Caps:                           5/2/5 on an annualized basis
   WAM:                            358  (+/- 2)
   Interest Only Loans:            79.0%
   Average Balance:                $557K (+/- $50,000)
   CA:                             39.0% (+/- 5.00%)
   W.A. Original LTV:              72.0% (+/- 5.00%)
   W.A. Credit Score:              748.0 (+/- 5)
   Full/Alt. Doc.:                 54.0% (+/- 5.00%)
   Owner Occupancy:                95.0% (+/- 5.00%)
   Cash-out Refi.:                 20.0% (+/- 5.00%)
   SFD:                            88.0% (+/- 5.00%)

Seniors:
   Size:                           $192.1 MM (+/- 10%)
   Coupon:                         5.143
   Expected Rating:                AAA / Aaa - S&P / Moody's / Fitch OR
                                                                     --
                                   Dominion (2 of 4)
   Estimated Credit Support:       3.95% (+/- 100 bps)
   Structure:                      Cross-collateralized
                                   Senior/Subordinate Shifting Interest
   Call:                           10%
--------------------------------------------------------------------------------
The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.


This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC ("CSFB") and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful to registration under the securities laws of such jurisdiction. The securities may not be sold nor an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.